Notes Payable	12 Months Ended
Dec. 31, 2011
Notes Payable [Abstract]
Notes Payable

5.         Notes Payable

A.                                   General

Our senior unsecured notes and bonds consisted of the following, sorted by maturity date (dollars in millions):

December 31,	2011	2010
5.375% notes, issued in March 2003 and due in March 2013	$ 100	$ 100
5.5% notes, issued in November 2003 and due in November 2015	150	150
5.95% notes, issued in September 2006 and due in September 2016	275	275
5.375% notes, issued in September 2005 and due in September 2017	175	175
6.75% notes, issued in September 2007 and due in August 2019	550	550
5.75% notes, issued in June 2010 and due in January 2021	250	250
5.875% bonds, $100 issued in March 2005 and $150 issued in June 2011, both due in March 2035	250	100
	$ 1,750	$ 1,600

The following table summarizes the maturity of our notes and bonds payable as of December 31, 2011 (dollars in millions):

Year of Maturity	Notes and Bonds
2012	$ --
2013	100
2014	--
2015	150
2016	275
Thereafter	1,225
Totals	$ 1,750

Interest incurred on all of the notes and bonds for 2011 was $101.5 million, for 2010 was $89.7 million and for 2009 was $82.5 million. The interest rate on each of these notes and bonds is fixed.

Our outstanding notes and bonds are unsecured; accordingly, we have not pledged any assets as collateral for these or any other obligations. Interest on all of the senior note and bond obligations is paid semiannually.

All of these notes and bonds contain various covenants, including: (i) a limitation on incurrence of any debt which would cause our debt to total adjusted assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause our secured debt to total adjusted assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause our debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of our outstanding unsecured debt. At December 31, 2011, we remain in compliance with these covenants.

B.                       Re-opening of Unsecured Bonds due 2035

In June 2011, we “re-opened” our 5.875% senior unsecured bonds due 2035, or the 2035 Bonds, and issued $150 million in aggregate principal amount of these 2035 Bonds. The public offering price for the additional 2035 Bonds was 94.578% of the principal amount for an effective yield of 6.318% per annum.  Those 2035 Bonds constituted an additional issuance of, and a single series with, the $100 million in aggregate principal amount of the 2035 Bonds that we issued in March 2005.  The net proceeds of $140.1 million were used to fund property acquisitions.  Interest is paid semiannually on the 2035 Bonds.

C.         Note Issuance

In June 2010, we issued $250 million in aggregate principal amount of 5.75% senior unsecured notes due January 2021, or the 2021 Notes. The price to the investor for the 2021 Notes was 99.404% of the principal amount for an effective yield of 5.826% per annum.  The net proceeds of $246.1 million from this offering were used to repay borrowings under our acquisition credit facility, which were incurred to fund property acquisitions.  Interest is paid semiannually on the 2021 Notes.

D.      Note Redemptions

On their maturity date in January 2009, we redeemed, using cash on hand, all of our outstanding 8.00% notes issued in January 1999 at a redemption price equal to 100% of the principal amount of $20 million, plus accrued and unpaid interest.